UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [_]
Filed by a Party other than the Registrant [X]

Check the appropriate box:

[_] Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[_] Definitive Proxy Statement
[_] Definitive Additional Materials
[X] Soliciting Material Pursuant to ss.240.14a-12

                         FIRSTPLUS FINANCIAL GROUP, INC.
                         -------------------------------
                (Name of Registrant as Specified in its Charter)

              JAMES T. CAPRETZ, ROBERT D. DAVIS, GEORGE R. EBERTING
                       JAMES P. HANSON, DANFORD L. MARTIN
                      The FPFX SHAREHOLDER VALUE COMMITTEE)
                      -------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:
    2) Aggregate number of securities to which transaction applies:
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0- 11 (set forth the amount on which the filing fee is calculated and state how it was determined):
    4) Proposed maximum aggregate value of transaction:
    5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:
    2) Form, Schedule or Registration Statement No.:
    3) Filing Party:
    4) Date Filed:


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                       PROXY SOLICITATION TELEPHONE SCRIPT

1. Caller: Enter Name, Number, Date and Time called on Call Record. If an answering machine responds, go to #16. If call is answered, smile and say:
     Hello, I'm ----name of caller----, of the FPFX Shareholder Value Committee. I'm calling regarding the proxy material we sent to --- name of stockholder ---, a FirstPlus Shareholder. Are you that person?

2.   If answer is "Yes" go to # 6.

3. Caller: Is that person available? It is VERY IMPORTANT that I talk to him/her!

4.   If answer is "Yes" wait for Stockholder to come on line and go to # 6.

5. Caller: What is the best phone number to reach him/her and when is the best time to call? -- or - Is this a bad time to talk? When would be the best time to call back? Please tell --- Name of Shareholder --- that I called and I will call back.

NOTE: Record new number on Contact Record and circle Business-Home-Cell. Complete the Return Call Schedule. Confirm phone number for return call.
--------------------------------------------------------------------------------

6. Caller: Recently, the FPFX Shareholder Value Committee asked that a Proxy Statement and Proxy Card be mailed to you, asking for your proxy to be voted in favor of four Shareholder Director Nominees, Danford Martin, James Capretz, James Hanson, and Robert Davis. Did you receive this material?

7.   If answer is "Yes" go to # 9.

8. Caller: It is VERY IMPORTANT that you complete and return the proxy prior to the election. I will make sure that the Proxy Statement and Proxy Card are sent to you directly. What is the best address for mailing this to you? I will call back later to make sure you got it, is that OK? Thank you for taking my call and I hope you have a nice day. Good bye!

NOTE: After recording the correct address and zip in the Notes section of the Contact Record, re-confirm address by reading it back on the phone. See that additional mailing is sent and enter Date and Time for planned Call-Back.
--------------------------------------------------------------------------------

9. Caller: Have you mailed back the Proxy Card indicating your preference for the Nominees Danford Martin, James Capretz, James Hanson, and Robert Davis?

10.  If answer is "Yes", go to # 14.


11. Caller: Due to the fact that there were missing audited financial reports and no shareholder meetings for the prior seven years, the Committee believes that it is imperative to replace the present Board of Directors. Do you disagree with that?

NOTE: If the shareholder indicates that he/she has already returned the FirstPlus Proxy, inform him/her that he/she can void that proxy by filing the Value Committee Proxy. The proxy with the earlier date will be voided and the proxy with the later date will be accepted. If this is the case, go back to #9.

12. Caller: Whether or not you expect to attend the meeting, please complete, date, sign and promptly return the proxy card in the enclosed postage-paid envelope, so that your shares may be represented at the meeting. Do have any questions?

NOTE: Record questions on Contact Record. If question is non-routine, record the questions and inform the Stockholder you will get back with an appropriate answer.

13. Caller: Do you mind if I call back in a few days so that I can confirm your mailing?
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE: If Stockholder agrees, enter Date and Time for Return Call on Contact Record. Go to # 15.
--------------------------------------------------------------------------------

14. Caller: We want to make sure your Broker forwards your proxy card. Can you tell me which Broker you sent to card to, and the total number of shares he will vote for you?

NOTE: Enter the Broker name and # of shares for each card returned under Comments in the Contact Record.

15. Caller: Smile and say: Thank you very much for your support. If you can make it to the shareholder meeting in Reno, I hope to see you there. Good bye!

                  MESSAGE TO RECORD ON PHONE ANSWERING MACHINE

16. Hello, I'm ----name of caller----, of the FPFX Shareholder Value Committee. I'm calling regarding the proxy material we sent to --- name of stockholder ---, a FirstPlus Shareholder. Recently, we asked that a Proxy Statement and Proxy Card be mailed to you, asking for your proxy to be voted in favor of four Shareholder Director Nominees, Danford Martin, James Capretz, James Hanson, and Robert Davis. We wanted to make sure you receive that material and answer any questions you may have. I will call back later to make sure you got it. If you have any questions, please call toll free anytime at 877-639-3739 or 800-688-7757. Have a nice day. Bye!


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                       PROXY SOLICITATION E-MAIL REMINDER

From:       "member of FPFX Shareholder Value Committee" e-mail address
To:         Stockholder e-mail address

Sent:       Day, Month, year, time
Subject:    Mailing of FirstPlus Proxy Statement/Card Follow-up

Dear Fellow FirstPlus Shareholder,

This e-mail is coming to you from -name of Committee member-- in my capacity as a fellow Shareholder of FirstPlus Financial, and a member of the FPFX Shareholder Value Committee. This is in reference to the proxy material we recently mailed to you, asking for your proxy to be voted in favor of four Shareholder Director Nominees, Danford Martin, James Capretz, James Hanson, and Robert Davis.

If you have not yet received that mailing of proxy material, please immediately reply to this e-mail saying that you have NOT received from us any proxy voting material (that you know of) and we will ensure that a package is mailed to you without delay! It is VERY IMPORTANT that you have this material prior to the election. To make sure we have the correct address, please provide us your current mailing address.

If you have already received the proxy material, have you mailed back the Proxy Card indicating your preference for the Nominees Danford Martin, James Capretz, James Hanson, and Robert Davis?

During the last seven years the Company's incumbent management has failed to file required SEC reports including but not limited to annual reports on Form 10-K and quarterly reports on Form 10-Q's, with their required accompanying audited and un-audited financial statements (other than the 10-KSB tardily filed September 22, 2005, the 10-QSB tardily filed October 25, 2005 and the 10-QSB tardily filed October 25, 2005, and the 10-QSB filed tardily November 21, 2005). The Company has not held an annual shareholder meeting or election of directors since March 1998. The Committee believes that it is imperative to replace the present Board of Directors.

Whether or not you expect to attend the meeting, please complete, date, sign and promptly return the proxy card in the enclosed postage-paid envelope, so that your shares may be represented at the meeting.

If you have any questions regarding the proxy material or the election of Directors, please reply to this e-mail with your questions, or call us toll free at (877) NEW-FPFX or (877) 639-3739).

Thank you very much for your support. If you can make it to the shareholder meeting in Reno, I hope to see you there. Please feel free to read important messages at our recently updated website. The address is www.fpfx.us

Sincerely,   --Committee member name--

                       PROXY SOLICITATION RAGING BULL POST

By:  ANALYST_999_2
ATTENTION FPFX SHAREHOLDERS

The FPFX Shareholders Value Committee is in the process of preparing proxy material to be mailed to all FPFX Shareholders. Please feel free to read important messages at our website. The link is www.fpfx.org

Danford Martin